DELAWARE VIP TRUST

Delaware VIP Emerging Markets Series
Delaware VIP International Value Equity Series

Supplement to the Series' Prospectuses
dated April 30, 2006

Delaware VIP Emerging Markets Series only:

Effective January 2, 2007, Delaware VIP Emerging Markets Series will be reopened to all new investors qualified to purchase shares of the Series. Accordingly, the first paragraph under "Overview: Delaware VIP Emerging Markets Series" on page 2 of each of the Series' prospectuses is hereby deleted.

In connection with the reopening of Delaware VIP Emerging Markets Series, the 12b-1 fees for the Service Class shares will remain at 0.25% of average daily net assets through at least April 30, 2007.

Delaware VIP International Value Equity Series only:

Effective May 1, 2006, Todd A. Bassion has been added as a portfolio manager to the Delaware VIP International Value Equity Series. The following paragraph replaces the first paragraph in the section entitled "Portfolio managers."

Zoë A. Neale has primary responsibility for making the day-to-day investment decisions for the Series. In making investment decisions for the Series, Ms. Neale regularly consults with Mr. Edward A. "Ned" Gray and Mr. Todd A. Bassion and they are assisted by a team of investment professionals.

The following information supplements the section entitled "Portfolio managers."

Todd A. Bassion, CFA
Vice President, Portfolio Manager, Senior Research Analyst
Mr. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm's International Value Equity team. He takes a lead role in generating and researching new companies for the portfolios as well as providing input on ongoing portfolio management. Mr. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to Thomas Weisel Asset Management with its acquisition of ValueQuest/TA in 2002. Mr. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Mr. Bassion earned a bachelor's degree in economics from Colorado College.

Please keep this Supplement for future reference.

This Supplement is dated December 5, 2006.